IDEAYA Biosciences Improving Lives Through Transformative Precision Medicines JPM Healthcare Conference January 2021 Exhibit 99.1 NASDAQ: IDYA

Certain statements in this presentation and the accompanying oral commentary are forward-looking statements. These statements relate to future events or the future financial performance of IDEAYA Biosciences, Inc. (the “Company”) and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or other comparable terminology. All statements other than statements of historical fact could be deemed forward-looking, including any expectations regarding the Company’s target discovery platform or new target validation efforts as creating opportunities for research and development initiatives; any projections of financial information, market opportunities, cash runway or profitability; any statements about historical results that may suggest trends for the Company's business; any statements of the plans, strategies, and objectives of management for development programs or future operations; any statements about the timing of preclinical research, clinical development, regulatory filings, manufacturing or release of data; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or receipt of cash milestones, option exercise fees or royalties; and any statements of assumptions underlying any of the items mentioned. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company's control. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this presentation are made only as of the date hereof. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's periodic filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2019, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and any current and periodic reports filed thereafter. Except as required by law, the Company assumes no obligation and does not intend to update these forward-looking statements or to conform these statements to actual results or to changes in the Company's expectations. This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). It is currently limited by Federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Safe Harbor Statement 2

IDEAYA Biosciences Highlights

Leading Synthetic Lethality (SL) focused biotechnology company advancing transformative precision medicine therapies for cancer patients

- **Broad potential *First-in-Class* SL Pipeline advancing to the clinic and development candidate stage**, including IDE397 (MAT2A), PARG, & Pol Theta
- **Pharma Collaborations** with Pfizer & GSK, with over ~$3 billion in potential milestones
- **Strong Balance Sheet** with ~$288M in cash anticipated to fund operations into 2024 [1]
- **NASDAQ**: IDYA

- **Target 2021 Synthetic Lethality Catalysts**
  - IDE397 IND-filed, Best-in-Class Profile
    - Present +40 MTAP-deletion PDX Study data
    - Phase 1 FPI and Clinical Pharmacodynamic Data
    - Enable Clinical Combo w/ GSK Type I PRMT
  - Select PARG Development Candidate
  - Select Pol Theta Development Candidate
  - IDEAYA SL Investor Day hosted with GSK

(1) IDEAYA Form 10Q - Q3 2020 Financials

3

Synthetic Lethality

The Next Frontier in Precision Medicine Oncology

Synthetic Lethality provides a powerful approach to discover novel precision medicine therapies with patient biomarkers, including MTAP-deletion (~15% of solid tumors), BRCA/HRD (Breast, Prostate, Ovarian), and high-MSI (15% GI Cancers)

nature REVIEWS GENETICS

- **Synthetic lethality** occurs when the simultaneous perturbation of two genes results in cell death
- Synthetic lethal interactions with tumor-specific mutations (biomarker) may be exploited to develop anticancer therapies
- Large-scale screening for synthetic lethal targets has progressed through advances in molecular biology (e.g., RNA interference, CRISPR-Cas9 editing)

Nature Reviews Genetics, Vol. 18, 2017, Hieter, et al



Mitochondria
Peroxisome
Ribosome & translation
Metabolism & amino acid biosynthesis
RNA processing
Secretion & vesicle transport
Chromatin & transcription
Protein folding & glycosylation
Cell wall biosynthesis
Nuclear-cytoplasmic transport
Cell polarity & morphogenesis
Nuclear migration & protein degradation
DNA replication & repair

Reference: Charles Boone

4

IDEAYA BIOSCIENCES

IDEAYA's Precision Medicine Oncology Pipeline

Building the Industry Leading Synthetic Lethality Focused Biotechnology Company

Precision Medicine Pipeline

	Program	Modality/Indication	Biomarker	Preclinical	IND Enabling	Phase 1	Phase 2	2021 Goals	Collaboration
Synthetic Lethality	IDE397 *MAT2A*	Solid Tumors Monotherapy	MTAP					Phase 1 FPI and Clinical Pharmacodynamic Data	
		Solid Tumors Type I PRMT Combo	MTAP					Preclinical Data to enable GSK3368715 Combo	gsk (1)
		Solid Tumors Additional Combos	MTAP					Preclinical Data to enable additional Combos	
	PARG	Breast Cancer	Defined Biomarker					Select Development Candidate	Cancer Research UK (2)
	Pol Theta	Small Molecule Solid Tumors	HRD					Select Development Candidate	gsk (1)
		Protein Degrader Solid Tumors	HRD					Chemistry Lead Optimization	
	WRN	GI Cancers	High-MSI					Chemistry Lead Optimization	gsk (1)
	Platform	Solid Tumors	Novel Biomarker					Lead Series ID (DNA Damage Targets) New Target / Biomarker Validation	
Kinase	IDE196 *PKC*	Basket non-MUM Monotherapy	GNAQ/11					Interim Clinical Data	
		MUM MEK & cMET Combo	GNAQ/11					MEK Combo Interim Clinical Data	Pfizer (3)

(1) Pursuant to GSK Collaboration, Option and License Agreement: MAT2A and WRN: 50/50 US Profits + ex-US Royalties; Pol θ: Global Royalties
(2) Pursuant to CRUK Evaluation, Option and License Agreement, with ongoing Collaborative Research; IDEAYA controls all Commercial Rights
(3) Pursuant to Pfizer Clinical Trial Collaboration and Supply Agreement; IDEAYA retains all IDE196 Commercial Rights

[dashed box] = Target Program Milestone through 2021

DDT = DNA Damage Target, WRN = Werner Helicase, Pol θ = DNA Polymerase Theta, HRD = homologous recombination deficiency, MSI = microsatellite instability
PKC = protein kinase C, MUM = metastatic uveal melanoma

5

IDEAYA BIOSCIENCES

IDEAYA Team and Scientific Advisory Board

Proven Team & Scientific Thought Leaders in Precision Medicine Oncology

IDEAYA Executives & R&D Leadership



Yujiro Hata, M.B.A.
President, Chief Executive Officer, Director



Michael Dillon, Ph.D.
SVP, Chief Scientific Officer
Head of Research



Paul Stone, J.D.
SVP, Chief Financial Officer



Mark Lackner, Ph.D.
SVP, Head of Biology &
Translational Sciences



Mick O'Quigley, M.B.A.
VP, Development Operations



Paul Barsanti, Ph.D.
VP, Head of Drug Discovery



Jason Throne, J.D.
SVP, General Counsel

IDEAYA Scientific Advisory Board



Alan D'Andrea, M.D.
IDEAYA SAB Chair
Harvard Medical School, Professor
Director, Center of DNA Damage and Repair, Dana Farber



William Sellers, M.D.
Broad Institute, Dana Farber, and Harvard, Professor
Novartis, Former Head Oncology Research,
SL Project Drive initiative



Frank McCormick, Ph.D.
UCSF, Professor and former Director,
Helen Diller Cancer Center
Former President AACR; Founder and CSO, Onyx



Trey Ideker, Ph.D.
UCSD, Professor, Co-Director Cancer Genomes & Networks
Program, Research in Dual-CRISPR and SL interaction maps



Brian Daniels, M.D.
Bristol Myers Squibb, Former SVP Global Development
& Medical Affairs



Elizabeth Swisher, M.D.
University of Washington, Professor; Co-Leader, Breast and
Ovarian Cancer Research Program, Seattle Cancer Care Alliance
Principal investigator on multiple PARP inhibitor trials



Jeffrey Hager, Ph.D.
Former Chief Technology Officer, IDEAYA

6

IDEAYA and GSK Strategic Partnership

Landmark Partnership in Synthetic Lethality

Transformative Strategic Partnership

- Validates IDEAYA Synthetic Lethality platform
- Creates 3 strategic combination opportunities
- Advancing small molecules & protein degraders

Key Partnership Terms

- $100M cash upfront
- $20M equity investment as direct private placement
- $50M option exercise fee for MAT2A
- Over $3 billion in potential Milestone Payments, including approximately $1 billion per program
- 50/50 US profit share for MAT2A and Werner Helicase
- 20% development cost share for US profit share
- Royalties high single-digit to sub-teen double digit %

MAT2A (MTAP Deletion)

- Combo with GSK3368715 (Ph1), a Type I PRMT inhibitor
- $50M Option Fee, 50/50 US Profit Share & ex-US Royalties
- ~$1B potential Milestone Payments

Werner Helicase (MSI High)

- Combo with GSK's Dostarlimab, a PD-1 IO agent
- 50/50 US Profit Share and ex-US Royalties
- ~$1B potential Milestone Payments

Pol Theta (BRCA/HRD)

- Combo with GSK's Zejula™, a commercial PARP inhibitor
- GSK covers all Costs
- Global Royalties and ~$1B potential Milestone Payments

IDEAYA Form 8-K current report filed with the U.S. Securities and Exchange Commission on June 16, 2020; GlaxoSmithKline Q2 2020 Earnings Presentation

7

IDEAYA Synthetic Lethality Platform

Fully-Integrated Target, Biomarker, Drug Discovery and Translational Capabilities

SL Target & Biomarker Discovery and Validation

Bioinformatics, including AI Algorithms
Dual CRISPR, CRISPR, siRNA
Genetically Engineered Models

- 1st-in-class SL targets identified, such as Werner Helicase, Pol Theta and PARG
- DECIPHER™ - Dual CRISPR SL Library in DDR in collaboration with UCSD
- PAGEO™ - Paralogous Gene Evaluation in Ovarian in collaboration with Broad Institute

Drug Discovery and Pharmacological Validation

Structure Based Drug Design
Small Molecule Chemistry
Protein Degrader Capabilities

- Crystal structures for four SL programs obtained to enable structure-based design
- Potential best-in-class molecules discovered, including IDE397
- Protein degraders advancing for selected targets, including Pol Theta

Translational Research and Opportunity Expansion

Genomics – DNA and RNA Analysis
Proteomics – Protein Expression Profiling
Tissue (IHC, IF) and Liquid Biopsies Analysis

- Translational research to define clinical biomarkers
- Opportunity expansion through broad cell panel screening
- PD biomarker analysis to confirm target modulation and correlation with clinical activity

8

IDEAYA Synthetic Lethality Platform

Synthetic Lethality Target and Biomarker Discovery and Validation

Synthetic Lethality Target Discovery & Validation Platform

IDEAYA SL Platform integrates extensive proprietary and public data sets with orthogonal and complementary content

Bioinformatic analysis enables identification and validation of synthetic lethal target / biomarker interactions across vast datasets

Robust SL interactions validated genetically (Dual CRISPR, paralogues, isogenic pairs, CRISPR/siRNA), pharmacologically, & *in vivo*

DECIPHER™

Dual CRISPR SL Library in DNA Damage Repair [2]



Evaluation of DNA Damage Targets synthetic lethal with tumor suppressor or oncogenes

PAGEO™

Paralogous Gene Evaluation in Ovarian Cancer [1]



Evaluation of SL targets in context of functionally redundant paralogous genes in ovarian cancer

Partnership Datasets

Cancer Dependency Map – Broad Institute

Foundation Insights™ – Foundation Medicine

Public Databases

IDEAYA data mining and analysis across data sets

[1, 2] IDEAYA Proprietary Libraries and Datasets – Strategic Collaborations with Broad Institute [1] and UC San Diego[2]

9

IDEAYA Synthetic Lethality Platform

Synthetic Lethality Target and Biomarker Discovery and Validation

DECIPHER™ Dual CRISPR Proprietary Synthetic Lethality Library

DECIPHER™

Dual CRISPR SL Library in DNA Damage Repair [1]



Evaluation of DNA Damage Targets synthetic lethal with tumor suppressor or oncogenes

DECIPHER™
DDR Library 1.0

~225 Non-Overlapped Genes

~12,000 Gene Pairs per Cell Line
67 TSG/OG's and 176 DDR Targets

Curated Breast / Lung Cell Lines

DECIPHER™ Genes

>20 Novel Drug Targets Identified

Target Validation Ongoing

[1] Developed in Collaboration with UCSD, Principal Investigator – Dr. Trey Ideker

10

IDEAYA is Advancing the Next Generation of Potential *First-in-Class* Synthetic Lethality Programs

IDEAYA Synthetic Lethality Pipeline

IDE397 (MAT2A/MTAP) Lead SL Program IND Filed

Potential First-in-Class Monotherapy and First-in-Class / Best-in-Class Combination Therapies (Type I PRMT, Taxanes)

Targeting PARG and Pol Theta Development Candidates in 2021

PARG monotherapy efficacy in multiple tumor types; Pol Theta + PARPi combination regressions in BRCA2-/- xenograft

IDEAYA Synthetic Lethality Investor Day 2021

IDEAYA to host with GlaxoSmithKline

IDE397 (MAT2A)
MTAP-Deletion

PARG
Novel Biomarker

Pol Theta
HRD

WRN
High-MSI

SL Platform
SL Targets

HRD = Homologous Recombination Deficiency, MSI = Microsatellite Instability

11

MTAP Deletion Prevalence MTAP-MAT2A Synthetic Lethality Biology MAT2A Inhibition is Synthetic Lethal with MTAP Deletion 12 MTAP Deletion Prevalence ~15% of all Solid Tumors Data from The Cancer Genome Atlas in cBioPortal MAT2A MAT2A inhibitor MAT2A Methionine MAT2A is key enzyme that produces SAM in cells SAM PRMT5 MTAP Protein Methylation MTAP deletion leads to MTA accumulation MTA accumulation partially inhibits PRMT5 Loss of methylation function of PRMT5 results in defects in RNA splicing, gene expression and genome integrity Inhibition of MAT2A results in reduction of SAM, starving PRMT5 of its substrate Cancer Type N MTAP Deletions (%) Glioblastoma 592 41 Mesothelioma 87 32 Esophageal 95 28 Bladder 411 26 Pancreatic 184 22 Melanoma 448 16 Lung Cancer (NSCLC) 1053 15 Head and Neck 523 14 Sarcoma 255 10 Esophagogastric 514 10 Diffuse Glioma 513 9 Breast 1084 3 Ovarian 585 3 Adrenocortical 92 3 Thymic 123 3 Hepatocellular 369 3 Renal non-clear cell 348 2

IDE397: MAT2A Development Candidate 13 Clinical Evaluation of IDE397 – Differentiated Profile and Selective for MTAP-/- Cell Lines IDE397 demonstrates in vivo efficacy and PD modulation at 5 to 30mg/kg AG270 published preclinical dose typically 200mg/kg 1 IDE397 has not caused preclinical liver injury or increased bilirubin Liver injury not observed in tox studies Not an inhibitor of UGT1A1 (AG270 noted to inhibit UGT1A1) 1 IDE397 has favorable physical properties, including solubility AG-270 observed non-linear exposure >200mg QD (GI absorption) IDE397 Target Product Profile IDE397 is Selective for MTAP-/- Cell Lines IDEAYA Data MTAP-/- cell lines are sensitive to IDE397 MTAP WT cell lines are insensitive Pharmacological inhibition correlates with MAT2A genetic knockdown Log10 GI50 (µM) Log10 IC50 (µM) (1) Agios, AACR 2019, Keystone 2019, Triple Meeting 2019 (Webcast Call Q&A) Increased sensitivity to IDE397 treatment Increased dependence on MAT2A gene knockdown MTAP WT MTAP-/- SW1573 COLO741 BxPC3 SKMEL5 HuPT3 LMSU SW780 KP4 SNU449 RT 112 NCIH 833 BFTC909 -1.0 -0.5 0.0 0.5

14 Monotherapy Tumor Regressions & Significant TGI Across Multiple Solid Tumor Types 1 Esophageal PDX Model Gastric PDX Model Bladder PDX Model IDE397 PDX Study of >40 MTAP-/- Models in Multiple Indications IDE397 evaluation in Patient Derived Xenograft (PDX) models with homozygous MTAP deletions in Solid Tumors Tumor Regressions (> 100% TGI) observed in multiple PDX models and across multiple indications > 75% Tumor Growth Inhibition (TGI) observed in ~ 50% of models and across major solid tumor types IDEAYA Data IDEAYA Data IDEAYA Data (1) IDEAYA PDX Study data targeted to be presented in peer-reviewed setting in 2021 Mean Tumor Volume (mm3) ± S.E.M. 1200 1000 800 600 400 200 0 7 14 21 28 1st dose Day 0 Study Day Vehicle IDE397 30mg/kg QD Mean Tumor Volume (mm3) ± S.E.M. 1200 1000 800 600 400 200 0 7 14 21 28 35 1st dose Day 0 Study Day Vehicle IDE397 30mg/kg QD Mean Tumor Volume (mm3) ± S.E.M. 1200 1000 800 600 400 200 0 7 14 21 28 1st dose Day 0 Study Day Vehicle IDE397 30mg/kg QD

Robust dose dependent PD modulation observed in NSCLC CDX Model 15 NSCLC MTAP-/- PDX Models NSCLC Endogenous MTAP-/- CDX Model Tumor stasis to regressions in endogenous MTAP-/- CDX and PDX NSCLC Models 1 IDE397 Monotherapy Demonstrates Tumor Regressions in NSCLC (1) IDEAYA PDX Study data targeted to be presented in peer-reviewed setting in 2021 IDEAYA Data IDEAYA Data Mean Tumor Volume (mm3) ± S.E.M.2000 1500 1000 500 0 0 7 14 21 1st dose Day 1 Study Day Vehicle IDE397 3 mg/kg QD IDE397 10 mg/kg QD IDE397 30 mg/kg QD Mean Tumor Volume (mm3) ± S.E.M. 1000 800 600 400 200 0 7 14 21 28 1st dose Day 0 Study Day Vehicle IDE397 30mg/kg QD Tumor Volume (mm3) ± S.E.M. 1000 800 600 400 200 0 7 14 21 28 1st dose Day 0 Study Day Vehicle IDE397 30mg/kg QD

IDE397 + Type I PRMT (GSK3368715) Combination Rationale

IDEAYA / GSK Partnership Enables Compelling Clinical Combo to Pursue MTAP-/- Tumors

IDE397 + Type I PRMT Combination Rationale

Cancer Cell

Anti-tumor Activity of the Type I PRMT Inhibitor, GSK3368715, Synergizes with PRMT5 Inhibition through MTAP Loss

GSK Publication



Combination with small molecule PRMT5 inhibitor
GSK3326595
PRMT5i
Vehicle
PRMT5i
Type I PRMTi
Combination
Tumor Volume
Day
MMA
ADMA
SDMA
Tumor intrinsic combination with PRMT5 inhibitor
MTAP deletion impairs PRMT5 activity
Mechanistic rationale for patient selection
DLBCL
Melanoma
Pancreatic

Dual ADMA plus SDMA reduction enhances preclinical anti-tumor activity in MTAP-deletion *in vivo* models

- Type I PRMT inhibitor GSK3368715 reduces ADMA levels
- MAT2A or PRMT5 inhibition reduces SDMA levels, as Type II PRMT inhibitors
- MAT2Ai has potential for higher Therapeutic Index vs. PRMT5i in MTAP-deleted tumors through MAT2A/MTAP Synthetic Lethality

Mohammad et al., GSK, Cancer Cell July 2019

IDEAYA & GSK Collaboration Activities

IDE397 + GSK3368715 preclinical combination efficacy & tolerability studies

- Preliminary data supports ADMA and SDMA hypothesis for Type I and Type II combination
- Targeting IDE397 plus GSK3368715 clinical combination initiation following demonstration of clinical PD modulation for IDE397

IDEAYA and GSK collaboration enables potential industry leading clinical combination to pursue MTAP-deletion

IDEAYA / GSK collaboration provides mutual exclusivity on MAT2A target

16

IDEAYA BIOSCIENCES

IDE397 Monotherapy in MTAP-Deletion: Phase 1 Clinical Trial Execution

Patient Selection, Trial Design and Pharmacodynamic (PD) Biomarkers

IDE397 Biomarker Driven Phase 1 Clinical Plan

Diagnostic Biomarkers

Patient Selection

MTAP Gene Deletion and Protein Level Confirmation

- MTAP Deletion detected by commercial and institutional NGS screening panels
- MTAP IHC assay developed and validated across multiple tumor types in collaboration with Roche Ventana

MTAP basket
Indication 2 ...
Indication 1

Dose Escalation | **Cohort Expansion**

Monotherapy Tumor Type Selections Clinical Combinations

- IDE397 PDX study in +40 MTAP-deletion models to inform tumor type selection
- Evaluate clinical combinations, including GSK3368715 (Type I PRMTi) and Taxanes

Pharmacodynamic Biomarkers

Clinical PD / Target Engagement

Targeting Clinical PD Data in 2021

- SAM Assay commercially available for peripheral & tumor SAM detection by LC/MS
- SDMA Assay being established for tumor SDMA detection by ELISA/IHC

17

IDEAYA BIOSCIENCES

18 ~75,000 Patients per Year in US, EU5, and Japan H&E Tumor Cells 1 MTAP Protein 2 H score = 100 H score = 2 MTAP WT MTAP Deleted Patient Selection: Based on NGS and/or IHC to identify patients with MTAP-deletion Patient Population: ~75,000 patients per year in US, EU5 and Japan H&E stain identifies various types of cells represented by deep purple color in tumor biopsies MTAP stain identifies MTAP protein levels with semi-quantitative scoring (e.g., 100 = high, 1 = low) IDEAYA Analysis MTAP-Deletion Represents ~15% of all Solid Tumors MTAP IHC Assay Developed with Roche Ventana Addressable MTAP-Deletion Patient Population ~75,000 Patients per year 3 (Est. US, EU5, Japan, 1,000’s) (1) (2) (3) 35 30 25 20 15 10 5 0 US EU5 Japan Indication 1 Indication 2 Indication 3 Indication 4 Indication 5 Indication 6

PARG Synthetic Lethality Program 19 Targeting Development Candidate in 2021 PARG Biology PARG Novel target in Clinically Validated Pathway Poly(ADP-ribose) glycohydrolase (PARG) regulates DNA repair by hydrolyzing PAR chains in final step of DDR cycle Multiple potent cellularly active compounds demonstrate in vitro and in vivo PAR accumulation (PD) and in vivo efficacy in defined biomarker setting Collaboration with Bill Sellers lab (Broad) established to identify additional genetic sensitizers to PARGi First in class lead optimization program guided by structure-based drug design PARG Drug Discovery Program IDEAYA Data 1 DNA Damage (SS break) 2 PARP Binding 3 PAR Chain Synthesis (poly-ADP ribose) 4 DNA Damage Repair Proteins (Recruited by PAR Chain Template) 5 PAR Chain Hydrolysis (mediated by PARG)

20 Monotherapy Regressions in Multiple Indications with enhanced activity vs. PARP Inhibitor Tumor Type 3 CDX Model Tumor Type 2 CDX Model Tumor Type 1 CDX Model IDB-PARGi Demonstrates Tumor Regressions in Defined Biomarker Setting Evaluation of IDB-PARGi in Cell-line Derived Xenograft (CDX) Models across Multiple Indications Tumor regressions and enhanced Tumor Growth Inhibition (TGI) relative to Niraparib (PARPi) observed In vivo efficacy observed in PARPi resistant CDX Models IDEAYA Data IDEAYA Data IDEAYA Data Mean tumor volume D0 Mean Tumor Volume (mm3) ± S.E.M. 1000 800 600 400 200 0 0 10 20 30 Days post treatment Vehicle IDB-PARGi Niraparib Mean Tumor Volume (mm3) ± S.E.M. 1500 1000 500 0 0 10 20 30 Days post treatment Vehicle IDB-PARGi Niraparib Mean Tumor Volume (mm3) ± S.E.M. 600 400 200 0 0 5 10 15 20 25 Vehicle IDB-PARGi Niraparib

21 Monotherapy Tumor Regressions observed in Multiple PDX Models Breast Cancer PDX Model Breast Cancer PDX Model Breast Cancer PDX Model PARG Breast Cancer PDX Study in Defined Biomarker Setting Evaluation of IDB-PARG in Patient Derived Xenograft (PDX) Models in Breast Cancer Tumor Regressions (> 100% TGI) observed in multiple PDX models with defined genetic and subtyping profiles Enhanced Tumor Growth Inhibition (TGI) relative to Niraparib (PARPi) observed in some models IDEAYA Data IDEAYA Data IDEAYA Data (1) PDX Study data targeted to be presented in a peer-reviewed setting in 2021 Mean tumor volume D0 Mean Tumor Volume (mm3) ± S.E.M. 1000 800 600 400 200 0 0 10 20 30 40 50 Days post treatment Vehicle IDB-PARGi Mean Tumor Volume (mm3) ± S.E.M. 1500 1000 500 0 0 10 20 30 40 Days post treatment Vehicle IDB-PARGi Mean Tumor Volume (mm3) ± S.E.M. 2400 2000 1600 1200 800 400 0 0 10 20 30 40 Days post treatment Vehicle IDB-PARGi

Pol Theta ATPase inhibitor In Vivo Activity Pol Theta Synthetic Lethality with BRCA/HRD Pol Theta Pol Theta Synthetic Lethality Program 22 Targeting Development Candidate in 2021 IDEAYA Data DNA polymerase theta (Pol Theta) promotes DNA repair by Microhomology-Mediated End-Joining (MMEJ) an error-prone mutagenic DNA repair pathway MMEJ is active, and Pol Theta is overexpressed, in HRD cancer cells (e.g. BRCA1/2) making Pol Theta a SL target in HRD cancers PARP1 & Pol Theta are both involved in MMEJ mediated DNA repair supporting a synergistic effect IDEAYA Pol Theta inhibitors show selective cell viability effects in DLD1 BRCA2-/- vs. wildtype cell lines Advancing both small molecule inhibitors and protein degraders IDEAYA Data Pol Theta inhibitor in combination with niraparib demonstrates significant tumor regression in DLD1 BRCA2-/- xenograft model Regressions observed for all animals dosed within combination study 134% TGI 86% TGI 55% TGI Mean Tumor Volume (mm3) ± S.E.M. 750 500 250 0 7 14 21 28 1st dose on day 1 Study Day Vehicle IDB-Pol0i Niraparib IDB-Pol0i + Niraparib

Werner Inhibitor Cellular PD and Viability Werner Helicase Synthetic Lethality Program 23 Candidate Biomarker: High-MSI (15% GI Cancers and 16% CRC) 1 PD-marker: dose dependent increase of DNA damage marker gH2AX Cell viability: MSI-high specific cell viability effect; no effect in MSS cell lines In vivo efficacy: demonstrated WRN inhibitor in vivo PD and efficacy IDEAYA Data 1 Cancer Res., November 1998 Werner Project Drive: WRN is essential in MSI-High cancer cell lines Werner Syndrome Helicase is Required for the Survival of Cancer Cells with Microsatellite Instability IDEAYA Publication Werner Helicase Synthetic Lethal with High-MSI Project Drive Cell Press, iScience, March 2019, Hager et al 1 Cancer Res., November 1998 Cell press MSI MSS terminal cell count told change(control) HCT116 1.5 1.0 0.0 cont WRN LoVo 1.5 1.0 0.5 0.0 cont WRN terminal cell count told change(control) SW620 1.5 1.0 0.5 0.0 cont WRN SW948 1.5 1.0 0.5 0.0 cont WRN lung large intestine skin breast liver oesophagus soft tissue stomach KM12 (MSI) SW48 (MSI) SW620 (MSS) H2AX % Positive Cells 100 80 60 40 20 0 Nuclei Count % of DMSO Control 100 50 0 WRN-4 Concentration SW620 (MSS)SW48(MSI) KM-12 (MSI)

MUM Indication: Focus on Clinical Combos IDE196 + MEK (binimetinib) & IDE196 + cMET (crizotinib) IDE196 + MEK & IDE196 + cMET preclinical synergy demonstrated2 Study goal is to enhance IDE196 mono clinical activity in MUM IDE196 mono BID (30 pts), ~73% Disease Control Rate & ~13% ORR1 Pfizer Clinical Trial Collaborations for MEK & cMET combos Interim data anticipated 2021 Metastatic Uveal Melanoma (MUM) IDE196 Combination Therapies IDE196 IDE196 Phase 1/2 Clinical Program Summary 24 PKC Inhibitor Targeting GNAQ/GNA11 Hotspot Mutation Tumors GNAQ/GNA11 Basket Trial (Non-MUM) IDE196 Monotherapy 1 Novartis Data, AACR 2019 2, 3 IDEAYA Data Ph2 Monotherapy Expansion Initiated in Skin Melanoma 100% DCR & 1 confirmed PR in first 4 patients3 Enrolled Lung Cancer GNAQ/11 patient Interim data anticipated 2021 Addressable GNAQ/11 Patients (US/EU5) ~6k patients in US/EU5 No FDA approved therapies for MUM or GNAQ/11 mutation patients (Patients in 1,000’s) 7 6 5 4 3 2 1 0 2.5 3.5 IDE196 GNAQ/GNA11 Hotspot Population MUM GNAQ/11 Other Solid Tumors (Hotspot)

Building The Premier Synthetic Lethality Focused Precision Medicine Oncology Biotech in 2021 and Beyond 25 Large addressable patient populations in major solid tumor types Best-in-class small molecule and protein degrader development candidates Compelling patient biomarker hypotheses SL platform to create renewable pipeline 2021 Target Catalysts to Build Industry Leading Synthetic Lethality Pipeline Focus on First-in-Class Synthetic Lethality Programs to Deliver Patient Breakthroughs DDT = DNA Damage Target IDE397 Phase 1 Pharmacodynamic Data PARG Development Candidate Pol Theta Development Candidate Werner Helicase Lead Optimization SL Platform DDT Lead Series ID Target Discovery